UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

MultiPlan Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue

New York, New York 10003

(212) 780-2000

(Address, including zip code, and telephone number,

including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 30, 2025 (the “Settlement Date”), MultiPlan Corporation (“MultiPlan” or the “Company”) and MPH Acquisition Holdings LLC (“MPH”) consummated the transactions contemplated by the previously announced Transaction Support Agreement, dated as of December 23, 2024 (the “Transaction Support Agreement”), between MultiPlan and certain ad hoc groups of noteholders and lenders (such transactions, the “Refinancing Transaction”), including the previously announced separate offers to exchange (each an “Exchange Offer” and, together, the “Exchange Offers”) (i) 5.50% Senior Secured Notes due 2028 issued by MPH (the “Existing Secured Notes”) for a portion of (a) new “first-out” first lien term loans to be issued by MPH (the “New First-Out First Lien Term Loans”), (b) new “second-out” 6.50% cash & 5.00% PIK first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien A Notes”) and (c) new “second-out” 5.75% first lien notes due 2030 to be issued by MPH (the “New Second-Out First Lien B Notes” and, together with the New Second-Out First Lien A Notes, the “New Second-Out First Lien Notes”) (collectively, the “Existing Secured Notes Exchange Offer”); (ii) 5.750% Senior Notes due 2028 issued by MPH (the “Existing Unsecured Notes”) for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MPH (the “New Third-Out First Lien A Notes”) (collectively, the “Existing Unsecured Notes Exchange Offer”); (iii) 6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027 issued by MultiPlan (the “Existing Convertible Notes,” and, collectively with the Existing Secured Notes and the Existing Unsecured Notes, the “Old Notes”) for a portion of (a) New Second-Out First Lien A Notes, (b) New Second-Out First Lien B Notes and (c) new “third-out” 6.00% cash & 0.75% PIK first lien notes due 2031 to be issued by MultiPlan (the “New Third-Out First Lien B Notes” and, together with the New Third-Out First Lien A Notes, the “New Third-Out First Lien Notes” and, such New Third-Out First Lien Notes and New Second-Out First Lien Notes, collectively, the “New Notes”) (collectively, the “Existing Convertible Notes Exchange Offer”); and (iv) MPH’s existing Term Loans (as defined in the Existing First Lien Credit Agreement (as defined below), the “Existing Term Loans,” and together with the Old Notes, the “Existing Indebtedness”) for a portion of (a) New First-Out First Lien Term Loans and (b) new “second-out” first lien term loans, with such new term loans maturing in 2030 (the “New Second-Out First Lien Term Loans”) (collectively, the “Existing Term Loans Exchange Offer”).

The descriptions in this Current Report on Form 8-K (this “Report”) of the New Indentures (as defined below), the New Notes, the Supplemental Indentures (as defined below), the New First Lien Credit Agreement (as defined below), the Credit Agreement Amendment (as defined below), and MPH’s new senior secured credit facilities do not purport to be complete and are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1 through 4.11, 10.1 and 10.2, to this Report and are incorporated herein by reference.

The New Indentures and New Notes

In connection with the consummation of the Exchange Offers, MultiPlan and MPH, as applicable, (i) entered into that certain Indenture, dated as of the Settlement Date (the “New Second-Out First Lien A Notes Indenture”), by and among MPH, as issuer, the guarantors party thereto and Wilmington Trust, National Association (“Wilmington Trust”), as trustee and notes collateral agent, and issued $600,177,255 in aggregate principal amount of the New Second-Out First Lien A Notes thereunder, (ii) entered into that certain Indenture, dated as of the Settlement Date (the “New Second-Out First Lien B Notes Indenture”), by and among MPH, as issuer, the guarantors party thereto and Wilmington Trust, as trustee and notes collateral agent, and issued $763,074,834 in aggregate principal amount of the New Second-Out First Lien B Notes thereunder, (iii) entered into that certain Indenture, dated as of the Settlement Date (the “New Third-Out First Lien A Notes Indenture”), by and among MPH, as issuer, the guarantors party thereto and Wilmington Trust, as trustee and notes collateral agent, and issued $752,507,685 in aggregate principal amount of the New Third-Out First Lien A Notes thereunder and (iv) entered into that certain Indenture, dated as of the Settlement Date (the “New Third-Out First Lien B Notes Indenture” and, together with the New Second-Out First Lien A Notes Indenture, the New Second-Out First Lien B Notes Indenture and the New Third-Out First Lien A Notes Indenture, the “New Indentures”), by and among MultiPlan, as issuer, the guarantors party thereto and Wilmington Trust, as trustee and notes collateral agent, and issued $969,363,562 in aggregate principal amount of the New Third-Out First Lien B Notes thereunder. The New Third-Out First Lien A Notes and the New Third-Out First Lien B Notes are secured equally and ratably on the same collateral, are pari passu and otherwise have identical payment priority, collateral priority and economic terms, notwithstanding that they are issued by separate issuers.

The following is a brief description of the material provisions of the New Indentures and the New Notes:

Interest; Maturity

The New Second-Out First Lien A Notes will bear interest at a rate per annum equal to 6.50% paid in cash plus 5.00% paid in PIK interest, and interest is payable semi-annually on January 30 and July 30 of each year, commencing on July 30, 2025. The New Second-Out First Lien A Notes will mature on December 31, 2030. The New Second-Out First Lien B Notes will bear interest at a rate per annum equal to 5.75% in cash, and interest is payable semi-annually on January 30 and July 30 of each year, commencing on July 30, 2025. The New Second-Out First Lien B Notes will mature on December 31, 2030. The New Third-Out First Lien A Notes and the New Third-Out First Lien B Notes will bear interest at a rate per annum equal to 6.00% paid in cash plus 0.75% paid in PIK interest, and interest is payable semi-annually on January 30 and July 30 of each year, commencing on July 30, 2025. The New Third-Out First Lien A Notes and the New Third-Out First Lien B Notes will mature on March 31, 2031.

Guarantees and Security

The New Second-Out First Lien A Notes, the New Second-Out First Lien B Notes and the New Third-Out First Lien A Notes issued by MPH are unconditionally guaranteed, jointly and severally, by MultiPlan, MPH Acquisition Corp 1 (“MPH Acquisition”), Polaris Intermediate Corp., a Delaware corporation (“Polaris Intermediate”), Polaris Parent LLC, a Delaware limited liability company (“Polaris Parent”), and each existing and subsequently acquired or organized direct or indirect wholly owned U.S. organized subsidiary of MPH (subject to certain exceptions).

The New Third-Out First Lien B Notes issued by MultiPlan are unconditionally guaranteed, jointly and severally, by MPH, MPH Acquisition, Polaris Intermediate, Polaris Parent, and each existing and subsequently acquired or organized direct or indirect wholly owned U.S. organized subsidiary of MPH (subject to certain exceptions).

All obligations under the New Indentures and the New Notes, and the guarantees of such obligations, are secured, subject to permitted liens and other exceptions, by a first priority lien on substantially all of the assets of the Company, MPH Acquisition, Polaris Intermediate, Polaris Parent, MPH and the subsidiary guarantors, and a pledge of all of the capital stock of each of their respective subsidiaries (subject to certain exceptions).

Optional Redemption

Prior to January 1, 2028, MPH may redeem the New Second-Out First Lien A Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, plus accrued and unpaid interest (including PIK interest) to, but excluding, the redemption date.

On and after January 1, 2028, MPH may redeem the New Second-Out First Lien A Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount of the New Second-Out First Lien A Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon (including PIK interest), if any, to, but excluding the applicable redemption date, if redeemed during the twelve-month period beginning on January 1 of each of the years indicated below:

Year	Percentage
2028	103.250%
2029	101.625%
2030 and thereafter	100.000%

At any time and from time to time, MPH may redeem the New Second-Out First Lien B Notes, in whole or in part, at the redemption prices (expressed as percentages of principal amount of the Notes to be redeemed) set forth below, plus accrued and unpaid interest thereon, if any, to, but excluding the applicable redemption date, if redeemed during the periods indicated below:

Year	Percentage
On or prior to December 31, 2027	102.750%
January 1, 2028 through December 31, 2028	101.375%
January 1, 2029 and thereafter	100.000%

Prior to January 1, 2027, MPH may redeem the New Third-Out First Lien A Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, plus accrued and unpaid interest (including PIK interest) to, but excluding, the redemption date.

On and after January 1, 2027, MPH may redeem the New Third-Out First Lien A Notes, in whole or in part, at a redemption price (expressed as a percentage of principal amount of the New Third-Out First Lien A Notes to be redeemed) equal to 107.000%, plus accrued and unpaid interest thereon (including PIK interest), if any, to, but excluding the applicable redemption date.

Prior to January 1, 2027, MultiPlan may redeem the New Third-Out First Lien B Notes, in whole or in part, at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, plus accrued and unpaid interest (including PIK interest) to, but excluding, the redemption date.

On and after January 1, 2027, MultiPlan may redeem the New Third-Out First Lien B Notes, in whole or in part, at a redemption price (expressed as a percentage of principal amount of the New Third-Out First Lien B Notes to be redeemed) equal to 107.000%, plus accrued and unpaid interest thereon (including PIK interest), if any, to, but excluding the applicable redemption date.

Repurchase at the Option of Holders

Upon the occurrence of specific kinds of changes of control events, the holders of New Second-Out First Lien Notes will have the right to cause MPH, to repurchase some or all of the applicable series of New Second-Out First Lien Notes at 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase. Upon the occurrence of specific kinds of changes of control events, the holders of New Third-Out First Lien Notes will have the right to cause MultiPlan or MPH, as applicable, to repurchase some or all of the applicable series of New Third-Out First Lien Notes at 107% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

If MultiPlan or MPH, as applicable, or subsidiaries of MultiPlan or MPH, as applicable, engage in certain asset sales, MultiPlan or MPH, as applicable, generally must either invest the net cash proceeds from such asset sales in its business within a specified period of time, repay certain senior secured debt or make an offer to purchase a principal amount of the applicable series of New Notes equal to the amount of the excess net cash proceeds. The purchase price of the New Notes will be 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the date of purchase.

Covenants; Events of Default

The New Indentures contain certain covenants that, among other things, limit MultiPlan’s and MPH’s ability and the ability of MPH’s restricted subsidiaries to: pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; incur additional debt or issue certain disqualified stock and preferred stock; incur liens on assets; merge or consolidate with another company or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets; enter into transactions with affiliates; and allow to exist certain restrictions on the ability of subsidiaries to pay dividends or make other payments to MultiPlan or MPH, as applicable. These covenants are subject to important exceptions and qualifications.

The New Indentures also provide for certain customary events of default, including, among others, nonpayment of principal or interest, failure to pay final judgments in excess of a specified threshold, failure of a guarantee or the liens on material collateral to remain in effect, bankruptcy and insolvency events, and cross acceleration, the occurrence of which could result in the principal of and accrued interest on the applicable series of New Notes to become or be declared due and payable immediately.

New Senior Secured Credit Facilities

In connection with the Refinancing Transaction, on the Settlement Date, MPH, as borrower, entered into that certain Super Senior Credit Agreement, dated as of the Settlement Date (the “New First Lien Credit Agreement), by and among MPH, as borrower, MultiPlan, Polaris Intermediate, Polaris Parent, MPH Acquisition, the other parent guarantors from time to time party thereto, the co-obligors from time to time party thereto, the financial institutions from time to time party thereto as lenders, the letter of credit issuers from time to time party thereto and Goldman Sachs Lending Partners LLC (“Goldman Sachs”), as the administrative agent, collateral agent and swingline lender, which provides for new senior secured credit facilities consisting of $325,048,989 of New First-Out First Lien Term Loans, $1,143,936,635 of New Second-Out First Lien Term Loans and a $350.0 million senior secured revolving credit facility (referred to herein as the “2025 Revolving Credit Facility”).

The New First-Out First Lien Term Loans and the New Second-Out First Lien Term Loans were borrowed in full on the Settlement Date, and a borrowing of $130.0 million was made under the 2025 Revolving Credit Facility on the Settlement Date.

Interest; Maturity

Interest on the New First-Out First Lien Term Loans is calculated, at MPH’s option, as (a) Term SOFR (or 0.50%, if higher) plus 3.75% or (b)(x) the highest rate of (1) the prime rate, (2) the federal funds effective rate plus 0.50%, (3) Term SOFR for an interest period of one month plus 1.00% and (4) 1.50% plus (y) 2.75%.

Interest on the New Second-Out First Lien Term Loans is calculated, at MPH's option, as (a) Term SOFR (or 0.50%, if higher) plus the applicable SOFR adjustment plus 4.60% or (b)(x) the highest rate of (1) the prime rate, (2) the federal funds effective rate plus 0.50%, (3) Term SOFR for an interest period of one month plus the applicable SOFR adjustment plus 1.00% and (4) 1.50% plus (y) 3.60%.

Interest on the revolving loans borrowed pursuant to the 2025 Revolving Credit Facility is calculated, at MPH’s option, as (a) Term SOFR (or 0.00%, if higher) plus 3.75% or (b)(x) the highest rate of (1) the prime rate, (2) the federal funds effective rate plus 0.50%, (3) Term SOFR for an interest period of one month plus 1.00% and (4) 1.00% plus (y) 2.75%.

The New First-Out First Lien Term Loans and the New Second-Out First Lien Term Loans mature on December 31, 2030, and the 2025 Revolving Credit Facility matures on December 31, 2029.

We are obligated to pay a commitment fee on the average daily unused amount of our 2025 Revolving Credit Facility. The fee can range from an annual rate of 0.250% to 0.500% based on our consolidated first out first lien debt to consolidated EBITDA ratio, as defined in the New First Lien Credit Agreement.

Guarantees and Security

In connection with the Refinancing Transaction, on the Settlement Date, 100.0% of the Existing Term Loans were tendered pursuant to the Existing Term Loans Exchange Offer and the existing revolving credit facility (the “Existing Revolving Credit Facility”) under the Existing First Lien Credit Agreement was terminated. Accordingly, MPH and the Existing First Lien Credit Agreement Agent (as defined below) will effectuate the termination and release of all guarantees and collateral under the Existing First Lien Credit Agreement and the other related loan documents shortly after the Settlement Date.

All obligations under the debt agreements governing the 2025 Revolving Credit Facility, the New First-Out First Lien Term Loans and the New Second-Out First Lien Term Loans are unconditionally guaranteed by MultiPlan, MPH Acquisition, Polaris Intermediate, Polaris Parent, and each existing and subsequently acquired or organized direct or indirect wholly owned U.S. organized subsidiary of MPH (subject to certain exceptions). All such obligations, and the guarantees of such obligations, are secured, subject to permitted liens and other exceptions, by a first priority lien shared between the senior secured credit facilities and the New Notes on substantially all of the tangible and intangible property of the Company, MPH Acquisition, Polaris Intermediate, Polaris Parent, MPH and the subsidiary guarantors, and a pledge of all of the capital stock of each of their respective subsidiaries (subject to certain exceptions).

Financial Covenant

If, as of the last day of any fiscal quarter of MPH, the aggregate amount of loans under the 2025 Revolving Credit Facility, letters of credit issued under the 2025 Revolving Credit Facility (to the extent not cash collateralized or backstopped or, in the aggregate, in excess of $15.0 million) and swingline loans are outstanding and/or issued in an aggregate amount greater than 40.0% of the total commitments in respect of the 2025 Revolving Credit Facility at such time, the 2025 Revolving Credit Facility will require MPH to maintain a consolidated first out first lien debt to consolidated EBITDA ratio not to exceed 2.50 to 1.00.

Prepayments

The New First Lien Credit Agreement requires MPH to prepay outstanding term loans at not less than par value, subject to certain exceptions, with:

•	100% of the net cash proceeds of certain non-ordinary course asset sales or other dispositions of property, subject to certain reinvestment rights with respect to the proceeds;

•	100% of the net cash proceeds with respect to any settlement or payment in connection with any casualty, loss, seizure, condemnation, confiscation or similar event in respect of any property or asset of MPH or any of its subsidiaries, subject to certain reinvestment rights with respect to the proceeds;

•	100% of the net cash proceeds of any incurrence of debt by MPH or any of its subsidiaries, other than proceeds from debt permitted under the New First Lien Credit Agreement; and

•	50% of the excess cash flow for any given fiscal year (commencing with the fiscal year ending December 31, 2025).

The foregoing mandatory prepayments shall be limited to the New First-Out First Lien Term Loans if any New First-Out First Lien Term Loans are then outstanding, and to the New Second-Out First Lien Term Loans to the extent any New Second-Out First Lien Term Loans are outstanding but no New First-Out First Lien Term Loans are outstanding.

MPH is permitted to voluntarily prepay outstanding loans under the New First Lien Credit Agreement at any time without premium or penalty, other than customary breakage costs with respect to fixed rate loans, provided that any voluntary prepayment of the term loans prior to January 30, 2026 in the case of a repricing transaction (as defined therein) is subject to a 1.00% premium.

Covenants; Events of Default

The New First Lien Credit Agreement contains certain covenants that, among other things, limit MPH’s ability and the ability of MPH’s subsidiaries to: pay dividends or distributions, repurchase equity, prepay junior debt and make certain investments; incur additional debt or issue certain disqualified stock and preferred stock; incur liens on assets; merge or consolidate with another company or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets; enter into transactions with affiliates; and allow to exist certain restrictions on the ability of subsidiaries to pay dividends or make other payments to MPH.

The New First Lien Credit Agreement also provides for certain customary events of default, including, among others, nonpayment of principal or interest, failure to pay final judgments in excess of a specified threshold, failure of a guarantee to remain in effect, bankruptcy and insolvency events, cross acceleration, and change of control.

The Supplemental Indentures

As a result of receiving the requisite number of consents in the previously announced consent solicitations with respect to each series of Old Notes, MPH entered into supplemental indentures to the indentures governing the Existing Secured Notes and the Existing Unsecured Notes (the “Secured Notes Supplemental Indenture” and “Unsecured Notes Supplemental Indenture,” respectively) and MultiPlan entered into a supplemental indenture to the indenture governing the Existing Convertible Notes (the “Convertible Notes Supplemental Indenture” and, together with the Secured Notes Supplemental Indenture and the Unsecured Notes Supplemental Indenture, the “Supplemental Indentures”), in each case with Wilmington Trust, which had the effect of eliminating substantially all of the restrictive covenants and certain events of defaults in the indentures governing the Old Notes as of the Settlement Date.

In addition, as a result of entry into the Secured Notes Supplemental Indenture, all of the collateral securing the Existing Secured Notes was released. Accordingly, the Existing Secured Notes are guaranteed on a senior unsecured basis jointly and severally by MultiPlan and its subsidiaries (subject to certain exceptions and except for the Released Guarantors (as defined below)).

Amendment to the Existing First Lien Credit Agreement

In connection with the Refinancing Transaction, MPH entered into an amendment (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated as of August 24, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, the “Existing First Lien Credit Agreement”), by and among MPH, as borrower, MPH Acquisition Corp 1, the co-obligors from time to time party thereto, the lenders from time to time party thereto, and Goldman Sachs, as administrative agent, collateral agent (in such capacities as the administrative agent and the collateral agent, the “Existing First Lien Credit Agreement Agent”), swingline lender and a letter of credit issuer, which had the effect of (i) explicitly permitting the Refinancing Transaction, (ii) eliminating substantially all affirmative covenants, negative covenants, representations and warranties and events of default set forth in the Existing First Lien Credit Agreement and (iii) releasing the Released Guarantors from their guarantee obligations and releasing any and all security interests or liens granted to the agent under the Existing First Lien Credit Agreement and/or any other secured party on the assets of such guarantors that secure the obligations under the Existing First Lien Credit Agreement. As a result of the execution of the Credit Agreement Amendment, the Released Guarantors no longer guarantee the obligations under the Existing First Lien Credit Agreement, the Existing Secured Notes and the Existing Unsecured Notes.

As used in this Report, references to “Released Guarantors” are to (i) Benefits Science LLC, (ii) BST Acquisition Corp., (iii) American Lifecare Holdings, Inc., (iv) American Lifecare, Inc., (v) Statewide Independent PPO Inc., (vi) Private Healthcare Systems, Inc., (vii) HSTechnology Solutions, Inc., (viii) HST Acquisition Corp., (ix) LaunchPoint Ventures, LLC, (x) DHP Acquisition Corp. and (xi) Data & Decision Science LLC.

As 100.0% of the Existing Term Loans were tendered pursuant to the Existing Term Loans Exchange Offer and the Existing Revolving Credit Facility was terminated on the Settlement Date, no indebtedness remains outstanding under the Existing First Lien Credit Agreement. Accordingly, MPH and the Existing First Lien Credit Agreement Agent will effectuate the termination and release of all guarantees and collateral under the Existing First Lien Credit Agreement and the other related loan documents shortly after the Settlement Date.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under “Amendment to the Existing First Lien Credit Agreement” under Item 1.01 of this Report is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

4.1	The Secured Notes Supplemental Indenture, dated as of January 30, 2025, by and between MPH Acquisition Holdings LLC and Wilmington Trust, National Association
4.2	The Unsecured Notes Supplemental Indenture, dated as of January 30, 2025, by and between MPH Acquisition Holdings LLC and Wilmington Trust, National Association
4.3	The Convertible Notes Supplemental Indenture, dated as of January 30, 2025, by and between MultiPlan Corporation, the guarantors party thereto and Wilmington Trust, National Association
4.4	The New Second-Out First Lien A Notes Indenture, dated as of January 30, 2025, by and among MPH Acquisition Holdings LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent
4.5	Form of 6.50% cash & 5.00% PIK first lien notes due 2030 issued by MPH Acquisition Holdings LLC (included as Exhibit A to Exhibit 4.4 hereto)
4.6	The New Second-Out First Lien B Notes Indenture, dated as of January 30, 2025, by and among MPH Acquisition Holdings LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent
4.7	Form of 5.75% first lien notes due 2030 issued by MPH Acquisition Holdings LLC (included as Exhibit A to Exhibit 4.6 hereto)
4.8	The New Third-Out First Lien A Notes Indenture, dated as of January 30, 2025, by and among MPH Acquisition Holdings LLC, the guarantors party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent
4.9	Form of 6.00% cash & 0.75% PIK first lien notes due 2031 issued by MPH Acquisition Holdings LLC (included as Exhibit A to Exhibit 4.8 hereto)
4.10	The New Third-Out First Lien B Notes Indenture, dated as of January 30, 2025, by and among MultiPlan Corporation, the guarantors party thereto and Wilmington Trust, National Association, as trustee and notes collateral agent
4.11	Form of 6.00% cash & 0.75% PIK first lien notes due 2031 issued by MultiPlan Corporation (included as Exhibit A to Exhibit 4.10 hereto)
10.1	Super Senior Credit Agreement, dated as of January 30, 2025, by and among MPH Acquisition Corp 1, a Delaware corporation, MPH Acquisition Holdings LLC, the Co-Obligors from time to time party thereto, the financial institutions from time to time party thereto as lenders, the Letter of Credit Issuers from time to time party thereto and Goldman Sachs Lending Partners LLC, as the Administrative Agent, Collateral Agent and Swingline Lender
10.2	Amendment Agreement No. 2, dated as of January 30, 2025, to the Credit Agreement, dated as of August 24, 2021, by and among MPH Acquisition Corp. 1, MPH Acquisition Holdings LLC, the Co-Obligors from time to time party thereto, the Lenders and Letter of Credit Issuers from time to time party thereto, and Goldman Sachs Lending Partners LLC, as the Administrative Agent, Collateral Agent, Swingline Lender and a Letter of Credit Issuer
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2025

MultiPlan Corporation

By:	/s/ Douglas Garis
Name:	Douglas Garis
Title:	Executive Vice President and Chief Financial Officer